SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2004

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification Number)

1010 Murry Ridge Lane
Murrysville, Pennsylvania		15668-8525

(Address of Principal Executive Offices)		(Zip Code)

724-387-5200

(Registrant’s telephone number, including area code)

Page

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION	2
SIGNATURES	3
INDEX TO EXHIBITS	4

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 10, 2004, Respironics, Inc. issued a press release announcing that it received a warning letter from the U.S. Food & Drug Administration regarding its Carlsbad, CA manufacturing facility. In that press release, Respironics, Inc. also reported that it will not be changing its financial outlook or guidance for fiscal year 2004 based on the warning letter. A copy of the press release is attached hereto as Exhibit 99.

Exhibits

99	Press release, dated February 10, 2004, issued by Respironics, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.

	By:	/s/ Daniel J. Bevevino

Daniel J. Bevevino Vice President, and Chief Financial and Principal Accounting Officer
Dated: February 10, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Press release, dated February 10, 2004, issued by Respironics, Inc.

4